                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT
                                     TO THE
                  AMENDED AND RESTATED DEBT EXCHANGE AGREEMENT

     THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED DEBT EXCHANGE AGREEMENT (this "Amendment"), dated as of September 30, 2002, by and among Huntsman Company LLC, a Utah limited liability company formerly a Utah corporation known as Huntsman Corporation ("H Corp"), Huntsman Polymers Corporation, a Delaware corporation ("H Poly"), HMP Equity Holdings Corporation, a Delaware corporation ("HMP"), Huntsman Family Holdings II Company LLC, a Utah limited liability company ("Family Holdings II"), MatlinPatterson Global Opportunities Partners L.P., a Delaware limited partnership, by its Investment Advisor, MatlinPatterson Global Advisers LLC, a Delaware limited liability company (collectively, "GOF"), and Consolidated Press (Finance) Ltd (ACN 001 557 035), a public company incorporated in the State of New South Wales ("CPF"), is entered into in order to amend that certain Amended and Restated Debt Exchange Agreement, dated as of September 17, 2002 (the "Debt Exchange Agreement"), by and among H Corp, H Poly, HMP, Family Holdings II, GOF, CPF, Jon M. Huntsman, an individual, and Consolidated Press Holdings Limited (ACN 008 394 509), an Australian corporation registered in the Australian Capital Territory, and the individual investors named on Exhibit 2.4 to the Debt Exchange Agreement. A Capitalized term in this Amendment that is not defined in this Amendment has the same meaning as it has as a capitalized term in the Debt Exchange Agreement unless the context clearly indicates to the contrary.

     GOF, Family Holdings II, CPF, HMP, H Corp and H Poly, in consideration of the mutual covenants, representations, warranties and agreements contained in the Debt Exchange Agreement, hereby agree as follows:

1. AMENDMENT TO DEBT EXCHANGE AGREEMENT DEFINITION OF GOF CASH CONTRIBUTION. The definition of "GOF Cash Contribution" of the Debt Exchange Agreement is hereby amended by striking it in its entirety and substituting in lieu thereof the following:

     "GOF CASH CONTRIBUTION" means an amount in cash equal to $329,750,000 minus the sum of (i) GOF Investment Amount, plus (ii) $64,000: PROVIDED, HOWEVER, that the GOF Cash Contribution shall be reduced by the amount, if any, of the Pre-Closing Paid Fees which are not paid by H Corp on the Closing Date as contemplated in Section 8.6(a).

2. AMENDMENT TO DEBT EXCHANGE AGREEMENT SECTION 2.1(c). Section 2.1(c) of the Debt Exchange Agreement is hereby amended by striking it in its entirety and substituting in lieu thereof the following:

     (c) GOF CONTRIBUTION TO HH PREFERRED MEMBER. At or prior to the Closing, GOF shall (i) form Huntsman Holdings Preferred Member LLC, a Delaware limited liability company ("HH Preferred Member") in accordance with
     Section 8.4
     and (ii) contribute to HH Preferred Member (A) $370,217,000 aggregate principal amount of H Corp Notes (the "GOF/HH Preferred Member Contributed Bonds") and (B) $64,000 in exchange for 370,281,241 fully paid and non-assessable membership units in HH Preferred Member.

3. AMENDMENT TO DEBT EXCHANGE AGREEMENT SECTION 2.3(b). Section 2.3(b) of the Debt Exchange Agreement is hereby amended by striking it in its entirety and substituting in lieu thereof the following:

     (b) HH PREFERRED MEMBER CONTRIBUTION TO THE SPV. At the Closing, GOF shall cause HH Preferred Member to contribute, or cause to be contributed, to the SPV (i) the HH Preferred Member New Shares, if any, (ii) all of the Bonds (other than the Direct Exchange HH Preferred Member Bonds) held by HH Preferred Member (the "Remaining HH Preferred Member Bonds"), (iii) the HH BNAC Shares, and (iv) $64,000, and in exchange therefor, GOF and Family Holdings II shall cause the board of managers of the SPV to issue and deliver to HH Preferred Member the Preferred Interests, in accordance with the terms of the SPV Agreement.

4. AMENDMENT TO DEBT EXCHANGE AGREEMENT SECTION 2.6. Section 2.6 of the Debt Exchange Agreement is hereby amended by striking it in its entirety and substituting in lieu thereof the following:

     2.6 SPV CONTRIBUTION TO HMP. At the Closing, GOF and Family Holdings II shall cause the SPV to contribute to HMP (a) the Remaining GOF Bonds, the Remaining CPF Bonds and the Remaining HH Preferred Member Bonds, (b) the Huntsman Contribution Assets, (c) the GOF Cash Contribution and (d) $64,000, and in exchange therefor, HMP shall issue and deliver to the SPV a number of shares of fully paid and non-assessable New Common Stock equal to
     (x) the sum of (i) the aggregate principal amount of the Remaining GOF Bonds, the Remaining CPF Bonds and the Remaining HH Preferred Member Bonds and (ii) the Huntsman Contribution Asset Value, divided by (y) the Notional HMP Common Stock Price (such common stock issued to the SPV, the "SPV New Shares").

5. AMENDMENT TO DEBT EXCHANGE AGREEMENT SECTION 3.2(b)(iv). Section 3.2(b)(iv) of the Debt Exchange Agreement is hereby amended by striking it in its entirety and substituting in lieu thereof the following:

     (iii) to HH Preferred Member, (A) the GOF/HH Preferred Member Contributed Bonds, together with all documents necessary to validly and duly tender, assign, convey the GOF/HH Preferred Member Contributed Bonds to HH Preferred Member, free and clear of any and all Encumbrances and (B) by wire transfer of immediately available same day funds in United States dollars to an account or accounts designated by HH Preferred Member, $64,000;

6. AMENDMENT TO DEBT EXCHANGE AGREEMENT SECTION 3.2(d)(ii). Section 3.2(d)(ii) of the Debt Exchange Agreement is hereby amended by striking it in its entirety and substituting in lieu thereof the following:

     (ii) to the SPV, in exchange for the Preferred Interest, (A) one or more certificates representing all of the HH Preferred Member New Shares, duly executed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, free and clear of any and all Encumbrances, (B) the Remaining HH Preferred Member Bonds, together with the documents necessary to validly and duly tender, assign, convey and deliver the Remaining HH Preferred Member Bonds to the SPV, free and clear of any and all Encumbrances, (C) one or more certificates representing all of the HH BNAC Shares, duly executed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, free and clear of any and all Encumbrances, and (D) by wire transfer of immediately available same day funds in United States dollars to an account or accounts designated by the SPV, $64,000, in each case in accordance with the SPV Agreement;

7. AMENDMENT TO DEBT EXCHANGE AGREEMENT SECTION 3.2(f)(vi). Section 3.2(f)(vi) of the Debt Exchange Agreement is hereby amended by striking it in its entirety and substituting in lieu thereof the following:

     (vi) to HMP, in exchange for the SPV New Shares, (A) the Remaining GOF Bonds, the Remaining CPF Bonds and the Remaining HH Preferred Member Bonds, together with the documents necessary to validly and duly tender, assign, convey and deliver such bonds, free and clear of any and all Encumbrances,
     (B) the Huntsman Contribution Assets, together with the documents necessary to validly and duly tender, assign, convey and deliver the Huntsman Contribution Assets, free and clear of any and all Encumbrances, and (C) by wire transfer of immediately available same day funds in United States dollars to an account or accounts designated by HMP, an amount equal to the sum of (1) the GOF Cash Contribution, plus (2) $64,000;

8. NO OTHER EFFECT ON THE DEBT EXCHANGE AGREEMENT. Except as amended by this Amendment, the Debt Exchange Agreement remains in full effect.

9.   MISCELLANEOUS.

     (a) CAPTIONS; CERTAIN DEFINITIONS. Titles and captions of or in this Amendment are inserted only as a matter of convenience and for reference and in now way define, limit, extend and describe the scope of this Amendment or the intent of any of the provisions.

     (b) GOVERNING LAW. This Amendment shall be governed and construed in accordance with the Laws of the State of New York, without regard to any applicable conflicts of law provisions thereof.

     (c) COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart. This Amendment shall become effective upon the execution hereof by each of the parties hereto, and the delivery hereof to each party executing this Amendment.

                                       ***

     IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                     HUNTSMAN COMPANY LLC


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     HUNTSMAN POLYMERS CORPORATION


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     HUNTSMAN FAMILY HOLDINGS II COMPANY LLC


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     HMP EQUITY HOLDINGS CORPORATION


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

              [Counterpart signature page to First Amendment to the
                  Amended and Restated Debt Exchange Agreement]

                                     CONSOLIDATED PRESS (FINANCE) LTD


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

              [Counterpart signature page to First Amendment to the
                  Amended and Restated Debt Exchange Agreement]


                                     MATLINPATTERSON GLOBAL
                                     OPPORTUNITIES PARTNERS L.P.

                                     By:  MatlinPatterson Global Advisers LLC,
                                     its Investment Advisor


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title: